                                                                     EXHIBIT 1.1

                            SAKS CREDIT CORPORATION


                                   Transferor

                         SAKS CREDIT CARD MASTER TRUST


                                 July 11, 2001


                             UNDERWRITING AGREEMENT
                             ----------------------



Banc of America Securities LLC
As Representative
(the "Representative") of the
      --------------
Several Underwriters
Bank of America Corporate Center
100 North Tryon Street
Charlotte, North Carolina  28255

Ladies and Gentlemen:

1.    Introductory. Saks Credit Corporation is the Transferor (the "Transferor")
      ------------
under the Saks Credit Card Master Trust (the "Trust"), which has issued and will issue, from time to time, asset backed securities and other interests ("Securities") in one or more series (each, a "Series"). Each Security evidences and will evidence a fractional, undivided percentage interest in the Trust. The property of the Trust includes and will include receivables (the "Receivables") generated from time to time in a portfolio of credit card accounts owned by an affiliate of the Transferor (the "Accounts"), collections thereon and certain related property to be conveyed to the Trust by the Transferor (the "Trust Property").

      The Master Pooling and Servicing Agreement, dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement") is among the Transferor, Wells Fargo Bank Minnesota, National Association (formerly Norwest

Bank Minnesota, National Association), a national banking association (the "Trustee") and Saks Incorporated, as servicer (the "Servicer"). The Transferor proposes to enter into the Series 2001-2 Supplement, dated as of July 17, 2001 (the "Series 2001-2 Supplement"), to the Pooling and Servicing Agreement, pursuant to which the Trust will issue $333,000,000 aggregate initial principal amount of Class A Floating Rate Asset Backed Certificates, Series 2001-2 (the "Class A Certificates"), $36,000,000 aggregate initial principal amount of Class B Floating Rate Asset Backed Certificates, Series 2001-2 (the "Class B Certificates," and together with the Class A Certificates, the "Certificates"), $65,250,000 aggregate initial principal amount of Class C Floating Rate Securities, Series 2001-2 (the "Class C Securities") and $15,750,000 aggregate initial principal amount of Class D Certificates, Series 2001-2 (the "Class D
Certificates").   To the extent not defined herein, capitalized terms used
herein shall have the meanings specified in the Pooling and Servicing Agreement and the Series 2001-2 Supplement.

      The Transferor proposes to sell to the underwriters identified on Schedule I hereto (the "Underwriters"), for whom Banc of America Securities LLC is acting as representative (the "Representative"), the principal amount of Certificates identified on Schedule I.

2.    Representations and Warranties of the Transferor. The Transferor
      ------------------------------------------------
represents and warrants to each Underwriter as of the date hereof, as follows:

      (a) a Registration Statement on Form S-3 (File No. 333-94241), including a prospectus and such amendments thereto as may have been required to the date hereof, relating to asset backed securities of various classes and series has been filed with the Securities and Exchange Commission (the "Commission"). Such Registration Statement has become effective. No stop orders suspending the effectiveness of the Registration Statement have been issued and no procedures for that purpose have been instituted or to the Transferor's knowledge, threatened by the Commission. A prospectus supplement (the "Prospectus Supplement") setting forth the terms of the offering, sale and plan of distribution of the Certificates and additional information concerning the Certificates, including the terms thereof, and the Transferor and its affiliates' credit card business has been prepared and will be filed timely pursuant to Rule 424(b) of the Rules and Regulations of the Commission (the "Rules and Regulations") following the execution of this Agreement. Such Registration Statement, as from time to time amended and supplemented, is referred to as the "Registration Statement" and the final form of Prospectus included in the Registration Statement, as supplemented by the Prospectus Supplement in the form to be filed with the Commission pursuant to Rule 424(b) is referred to as the "Prospectus" (the "Prospectus"). The Prospectus Supplement shall be deemed to have supplemented the Prospectus only with respect to the offering of the Certificates; and the conditions to the use of a registration statement on Form S-3 under the Act, as set forth in the General Instructions to Form S-3, and the conditions of Rule 415 under the Act, have been satisfied with respect to the Registration Statement;

      (b) as of the date of execution of this Agreement, the Registration Statement and the Prospectus, except with respect to any modification to which the Representative has agreed in writing, shall be in all substantive respects in the form furnished to the Representative prior to such date or, to the extent not completed on such date, shall contain only such specific additional information and other changes (beyond that contained in the latest preliminary Prospectus Supplement that has previously been furnished to the Representative) as the Transferor has advised the Representative, prior to such time will be included or made therein;

      (c) on the effective date of the Registration Statement, the Registration Statement and the Prospectus complied in all material respects with the applicable requirements of the Act and the Rules and Regulations, and did not include any untrue statement of a material fact or, in the case of the Registration Statement, omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of the Prospectus, omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and on the date hereof and on the Closing Date (as defined in Section 3 hereof), the Registration Statement and the Prospectus will comply in all material respects with the applicable requirements of the Act and the Rules and Regulations, and neither of such documents included or will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the foregoing does not apply to
                      -----------------
      information contained in or omitted from either of the documents based upon written information furnished to the Transferor by any Underwriter specifically for use in connection with the preparation of the Registration Statement or the Prospectus;

      (d) the Transferor is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, with full power, authority and legal right to own its properties and conduct its business as described in the Prospectus, is duly qualified to do business and is in good standing (or is exempt from such requirements), and has obtained all necessary licenses and approvals (except with respect to the state securities or Blue Sky laws of various jurisdictions) in each jurisdiction in which failure to so qualify or obtain such licenses and approvals would have a material adverse effect on the interests of Certificateholders under the Pooling and Servicing Agreement or under the Series 2001-2 Supplement;

      (e) on the date of this Agreement, the Certificates, the Class C Securities and the Class D Certificates will have been duly and validly authorized and, when the Certificates, the Class C Securities and the Class D Certificates are issued on the Closing Date each will be duly and validly executed by or on behalf of the Transferor, authenticated by the Trustee and delivered in accordance with the Pooling and Servicing Agreement and the Series 2001-2 Supplement and, when the Certificates are delivered and paid for as provided herein, and when the Class C Securities and the Class D Certificates are delivered and paid for by the purchaser thereof or retained by the Transferor, as the case may be, the Certificates, the Class C Securities and the Class D Certificates will be validly issued and outstanding and entitled to the benefits and security afforded by the Pooling and Servicing Agreement and the Series 2001-2 Supplement;

      (f) the execution, delivery and performance by the Transferor of this Agreement, the Pooling and Servicing Agreement, the Series 2001-2 Supplement, the Certificates, the Class C Securities and the Class D Certificates, and the consummation by the Transferor of the transactions provided for herein and therein, have been, or will have been as of the Closing Date, duly authorized by the Transferor by all necessary corporate action on the part of the Transferor; and neither the execution and delivery by the Transferor of such instruments, nor the performance by the Transferor of the transactions herein or therein contemplated, nor the compliance by the Transferor with the provisions hereof or thereof, will
      (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default under, any of the provisions of the Certificate of Incorporation or By-Laws of the Transferor, or (ii) conflict with any of the provisions of any law, government rule, regulation, judgment, decree or order binding on the Transferor or its properties, or (iii) conflict with any of the provisions of any indenture, mortgage, contract or other instrument to which the Transferor is a party or by which it is bound, or
      (iv) result in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument other than pursuant to the Pooling and Servicing Agreement and the Series 2001-2 Supplement;

      (g) the Pooling and Servicing Agreement constitutes a legal, valid and binding agreement of the Transferor, enforceable against the Transferor in accordance with its terms, except to the extent that the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, receivership, conservatorship, moratorium or other similar laws now or hereafter in effect relating to creditors' rights in general and to general principles of equity (whether considered in a proceeding at law or in equity);

      (h) when executed and delivered by the parties thereto, the Series 2001-2 Supplement will constitute a legal, valid and binding agreement of the Transferor, enforceable against the Transferor in accordance with its terms, except to the extent that the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, receivership, conservatorship, moratorium or other similar laws now or hereafter in effect relating to creditors' rights in general and to general principles of equity (whether considered in a proceeding at law or in equity);

      (i) all approvals, authorizations, consents, orders or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official (except with respect to the foreign or state securities or Blue Sky laws of various jurisdictions), required in connection with the valid and proper authorization, issuance and sale of the Certificates pursuant to this Agreement, the Pooling and Servicing Agreement and the Series 2001-2 Supplement and the Class C Securities and the Class D Certificates pursuant to the Pooling and Servicing Agreement and the Series 2001-2 Supplement, have been or will be taken or obtained on or prior to the Closing Date;

      (j) this Agreement has been duly executed and delivered by the Transferor;

      (k) except as set forth in or contemplated in the Registration Statement and the Prospectus, there has been no material adverse change in the condition (financial or otherwise) of the Transferor since June 6, 2001;

      (l) any taxes, fees and other governmental charges in connection with the execution, delivery and performance by the Transferor of this Agreement, the Pooling and Servicing Agreement, the Series 2001-2 Supplement and the Certificates (except for transfer, income or other taxes due upon the sale of the Certificates by the Underwriters or any Subsequent Purchaser) shall have been paid or will be paid by or on behalf of the Transferor at or prior to the Closing Date to the extent then due; and

      (m) the Certificates, the Class C Securities, Class D Certificates, the Pooling and Servicing Agreement and the Series 2001-2 Supplement conform and will conform as of the Closing Date in all material respects to the descriptions thereof in the Prospectus.

3.    Purchase, Sale and Delivery of Certificates.  On the basis of the
      -------------------------------------------
representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Transferor agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Transferor, the principal amount of the Certificates set forth opposite each Underwriter's name in Schedule I hereto at the purchase price of 99.70% of the principal amount of such Certificates with respect to the Class A Certificates and 99.65% of the principal amount of such Certificates with respect to the Class B Certificates.

      Delivery of and payment for the Certificates will be made at the offices of Alston & Bird LLP, 1201 W. Peachtree Street, Atlanta, Georgia 30309-3424, on July 17, 2001 (the "Closing Date"), or at such other time thereafter or other place as the Representative and the Transferor shall agree upon. Delivery of such Certificates shall be made by the Transferor to the Representative for the respective accounts of the several Underwriters against payment by the several Underwriters, through the Representative of the purchase price thereof by one or more wires of funds immediately available at Closing to an account designated by the Transferor. Delivery of the Certificates shall be made through the facilities of The Depository Trust Company ("DTC"). The Certificates so to be delivered shall be global certificates registered in the name of Cede & Co., as nominee for DTC. The number and denomination of definitive certificates so delivered shall be specified by DTC.

4.    Offering by the Underwriters.  It is understood that the several
      ----------------------------
Underwriters propose to offer the Certificates subject to this Agreement for sale to the public as set forth in the Prospectus.

5.    Covenants of the Transferor.  The Transferor hereby covenants and
      ---------------------------
agrees with each Underwriter that:

      (a) prior to the execution of this Agreement, the Transferor will prepare a Prospectus Supplement setting forth the amount of Certificates and the terms thereof, the price at which such Certificates are to be purchased by the Underwriters from the Transferor, either the initial public offering price or the method by which the price at which the Certificates are to be sold will be determined, the selling concessions and allowances, if any, and such other information as the Underwriters and the Transferor may mutually agree, and which the Transferor deems appropriate in connection with the offering of the Certificates, but the Transferor will not file any amendments to the Registration Statement as in effect with respect to the Certificates, or any amendments or supplements to the Prospectus, unless it shall first have delivered copies of such amendments or supplements to the Representative, or if the Representative shall have reasonably objected thereto promptly after receipt thereof; the Transferor will immediately advise the Representative and its counsel (i) when notice is received from the Commission that any post-effective amendment to the Registration Statement has become or will become effective and (ii) of any order or communication suspending or preventing, or threatening to suspend or prevent, the offer and sale of the Certificates or of any proceedings or examinations that may lead to such an order or communication, whether by or of the Commission or any authority administering any state securities or Blue Sky law, as soon as practicable after the Transferor is advised thereof, and will use every reasonable effort both to prevent the issuance of any such order or communication and to obtain as soon as possible its lifting, if issued;

      (b) if, at any time when the Prospectus is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the Rules and Regulations, the Transferor will promptly prepare and (subject to review and no reasonable objection by the Representative as described in Section 5(a) hereof) file with the Commission an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance and, within two Business Days thereafter, furnish to the Representative as many copies of the Prospectus as amended or supplemented as the Representative may reasonably request; provided, however, that a consent by the
                          -----------------
      Representative to any amendment shall not constitute a waiver of any of the conditions of Section 6 hereof;

      (c) the Transferor will make generally available to the holders of the Certificates (the "Certificateholders"), in each case as soon as reasonably practicable and within the time specified by, a statement which will satisfy the provisions of, Section 11(a) of the Act and Rule 158 of the Commission, as applicable to and customary for asset backed securities generally, with respect to the Certificates;

      (d) the Transferor will make available to each Underwriter, at its request, copies of the Registration Statement (and at least one copy, if not previously delivered to the Representative, shall be delivered to the Representative and will be signed and will include all documents and exhibits thereto or incorporated by reference therein) and all amendments thereto and, so long as delivery of a Prospectus by an Underwriter or dealer may be required by the Act, the Prospectus, and all amendments thereto and supplements thereto, in each case as soon as available and in such quantities as the Representative reasonably requests;

      (e) the Transferor will assist the Representative in arranging for the qualification of the Certificates for sale and the determination of their eligibility for investment under the laws of such jurisdictions as the Representative designates and will continue to assist the Representative in maintaining such qualifications in effect so long as required for the distribution and will file or cause to be filed such statements and reports with respect to the distribution as may be required by the laws of each jurisdiction in which the Certificates have been qualified as provided above; provided, however, that neither the Transferor nor the
                      -----------------
      Trust shall be required to qualify to do business in any jurisdiction where it is now not qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction in which it is now not subject to service of process;

      (f) except as otherwise specified in this Agreement, the Transferor will pay all expenses incident to the performance of its obligations under this Agreement and will reimburse the Underwriters for any expenses reasonably incurred by them in connection with qualification of the Certificates and determination of their eligibility for investment under the laws of such jurisdictions as the Representative may designate and the reproduction of memoranda relating thereto, for any fees charged by investment rating agencies for the rating of such Certificates, for all reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Representative and, to the extent previously agreed upon with the Representative, for reasonable expenses incurred in distributing the Prospectus (including any amendments and supplements thereto) to the Underwriters and the reasonable fees and disbursements of the Underwriter's counsel;

      (g) the Transferor will, for so long as Certificates purchased pursuant hereto remain outstanding, deliver or cause to be delivered to the Representative copies of the annual servicer's certificate and the annual accountants' reports delivered to the Trustee pursuant to the Pooling and Servicing Agreement; and

      (h) the Transferor will, within 120 days after the end of the current fiscal year of the Trust, cause the Class A Certificates to be registered in accordance with Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

6.    Conditions to the Obligations of the Underwriters.  The obligations of the
      -------------------------------------------------
several Underwriters to purchase and pay for the Certificates will be subject to the accuracy of the representations and warranties on the part of the Transferor herein as of the date hereof and the Closing Date, to the accuracy of the statements of the Transferor made pursuant to the provisions hereof, to the performance by the Transferor in all material respects of its obligations hereunder and to the following additional conditions precedent:

      (a) the Representative shall have received a letter from PricewaterhouseCoopers LLP, independent public accountants, and, if requested by the Representative, a letter from such accountants, dated the Closing Date, each in the forms heretofore agreed to;

      (b) all actions required to be taken and all filings required to be made by the Transferor under the Act prior to the Closing Date for the Certificates shall have been duly taken or made; and prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Transferor, threatened by the Commission;

      (c) the Representative shall have received a copy of the indemnification agreement, dated the date hereof, between the Representative and the Servicer (the "Indemnification Agreement"), executed by the Servicer and delivered to the Representative;

      (d) the Certificates offered by means of the Registration Statement shall be rated at the time of issuance, in the case of the Class A Certificates, in the highest rating category by Moody's Investors Service, Inc. ("Moodys"), Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") and Fitch, Inc. ("Fitch") and in the case of the Class B Certificates, in one of the three highest rating categories by Moody's, Standard & Poor's and Fitch, and in each case shall not have been placed on any credit watch with a negative implication for downgrade;

      (e) the Representative shall have received opinions of Alston & Bird LLP, counsel to the Transferor, and of such local or corporate counsel to the Transferor and its affiliates, dated the Closing Date, substantially to the effect that:

           (i) the Transferor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to own its assets and operate its business as described in the Prospectus, and had at all relevant times and now has, the power, authority and legal right to acquire, own and transfer the Receivables transferred or proposed to be transferred to the Trust as described in the Prospectus;

           (ii) the Transferor has full power and authority to sign the Registration Statement and to execute and deliver this Agreement and the Series 2001-2 Supplement and to consummate the transactions contemplated herein, therein and in the Receivables Purchase Agreement and the Pooling and Servicing Agreement;

           (iii) the agreements referred to in clause (ii) above have been authorized by all necessary action on the part of the Transferor and have been duly executed and delivered by the Transferor;

           (iv) the Certificates have been duly authorized by all necessary action of the Transferor;

           (v) this Agreement, the Receivables Purchase Agreement, the Pooling and Servicing Agreement and the Series 2001-2 Supplement each constitutes the legal, valid and binding agreement of the Transferor, enforceable against the Transferor in accordance with its terms, subject, as to enforcement, to (A) the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, conservatorship, receivership, or other similar laws of general applicability relating to or affecting creditors' rights generally, (B) the application of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law), and (C) the unenforceability under certain circumstances of provisions indemnifying a party against liability or providing for contribution with respect to such liability where such indemnification or contribution is contrary to public policy;

           (vi) no consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required under applicable law for the consummation of the transactions contemplated herein, the Receivables Purchase Agreement, the Pooling and Servicing Agreement or the Series 2001-2 Supplement, except such as have been obtained or made and such as may be required under foreign or state securities or Blue Sky laws;

           (vii) the execution and delivery of the Series 2001-2 Supplement, the performance by the Transferor of its obligations under this Agreement, the Receivables Purchase Agreement, the Pooling and Servicing Agreement and the Series 2001-2 Supplement, the transfer of the Receivables to the Trust, the issuance and sale of the Certificates, and the consummation of any other of the transactions contemplated herein, in the Receivables Purchase Agreement, the Pooling and Servicing Agreement or the Series 2001-2 Supplement, will not conflict with, result in a breach of or violation of any of the terms of, or constitute a default under, the Certificate of Incorporation or By-Laws of the Transferor, each as amended, the terms of any indenture or other agreement or instrument known to such counsel to which the Transferor is a party or by which it or its properties are bound or any rule, order known to such counsel, statute or regulation, of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Transferor; provided, however, that such counsel need express no opinion as to
           -----------------
           state securities or Blue Sky laws or the securities laws of any foreign jurisdiction;

           (viii) except as otherwise disclosed in the Prospectus or the Registration Statement, to the best of such counsel's knowledge, there are no actions, proceedings or investigations pending or threatened before any court, administrative agency or other tribunal
           (A) asserting the invalidity of this

           Agreement, the Receivables Purchase Agreement, the Pooling and Servicing Agreement, the Series 2001-2 Supplement or the Certificates, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Receivables Purchase Agreement, the Pooling and Servicing Agreement, the Series 2001-2 Supplement or the Certificates, which if adversely determined would materially and adversely affect the performance by the Transferor of its obligations under, or the validity or enforceability of, this Agreement, the Receivables Purchase Agreement, the Pooling and Servicing Agreement, the Series 2001-2 Supplement or the Certificates, or (C) seeking adversely to affect the federal income tax attributes of the Certificates as described in the Prospectus Supplement under the heading "Certain Federal Income Tax Consequences of the Offered Certificates";

           (ix) the Registration Statement has become effective under the Act; to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened under the Act; and the Registration Statement and the Prospectus (other than the financial, numerical and statistical information contained therein as to which such counsel need express no opinion) as of their respective effective date or date of issuance complied as to form in all material respects with the requirements of the Act and the rules and regulations promulgated thereunder;

           (x) this Agreement, the Receivables Purchase Agreement, the Pooling and Servicing Agreement, the Series 2001-2 Supplement and the Certificates conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus;

           (xi) the Pooling and Servicing Agreement and the Series 2001-2 Supplement will not be required to be qualified under the Trust Indenture Act of 1939, as amended, and neither the Transferor nor the Trust is now, and immediately following the sale of the Certificates pursuant hereto will be, required to be registered under the 1940 Act;

           (xii) the statements in the Prospectus Supplement under the headings "Series 2001-2 Summary-Tax Status", "State and Local Tax Consequences", "Series 2001-2 Summary-ERISA Considerations", "Certain Federal Income Tax Consequences of the Offered Certificates" and "ERISA

           Considerations" to the extent they constitute matters of Federal or state law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects; and

           (xiii) the statements in the Prospectus under the headings "Summary-ERISA Considerations", "Certain Legal Aspects of the Receivables", "Certain Federal Income Tax Consequences" and "ERISA Considerations," to the extent they constitute matters of Federal law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects;

      Such counsel also shall state that, subject to its customary practices and limitations relating to the scope of such counsel's participation in the preparation of the Registration Statement and the Prospectus and its investigation or verification of information contained therein, it has no reason to believe that at its effective date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus on the Closing Date includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than financial, numerical and statistical information contained therein as to which such counsel need express no opinion); in rendering such opinion, such counsel may rely as to matters of fact, to the extent deemed proper and as stated therein, on certificates of responsible officers of the Transferor, the Servicer, The National Bank of the Great Lakes, a national banking association (the "Seller") and public officials;

      (f)  the Representative shall have received opinions of Alston & Bird
      LLP, special counsel to the Seller, and of such local or corporate counsel to the Seller, dated the Closing Date, in form and substance reasonably satisfactory to the Representative and its counsel, to the effect that, with respect to the Seller:

           (i) the Seller is a national banking association duly organized validly existing and in good standing under the laws of the United States, with full power and authority to own its assets and operate its business as described in the Prospectus, and had at all relevant times and now has, the power, authority and legal right to acquire, own and service the Receivables transferred or proposed to be transferred to the Transferor as described in the Prospectus;

           (ii) the Seller has full power and authority as a national banking association to execute and deliver the Receivables Purchase Agreement and to consummate the transactions contemplated therein;

           (iii) the execution, delivery and performance of the Receivables Purchase Agreement has been authorized by all necessary action on the part of the Seller and such agreement has been duly executed and delivered by the Seller;

           (iv) the Receivables Purchase Agreement constitutes the legal, valid and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, subject, as to enforcement, to
           (A) the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, conservatorship, receivership, or other similar laws of general applicability relating to or affecting creditors' rights generally or the rights of creditors of national banking associations, (B) the application of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and (C) the unenforceability under certain circumstances of provisions indemnifying a party against liability or providing for contribution with respect to such liability where such indemnification or contribution is contrary to public policy;

           (v) no consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required under applicable law for the consummation of the transactions contemplated by the Receivables Purchase Agreement, except such as have been obtained or made;

           (vi) the execution, delivery and performance by the Seller of its obligations under the Receivables Purchase Agreement, the transfer of the Receivables to the Trust, the sale of the Receivables purported to be sold thereunder, and the consummation of any other of the transactions contemplated in such agreement, will not conflict with, result in a breach of or violation of any of the terms of, or constitute a default under, the Articles of Association or By-Laws of the Seller, each as amended, the terms of any indenture or other agreement or instrument known to such counsel to which the Seller is a party or by which it or its properties are bound or any rule, order known to such counsel, statute or regulation, of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller; and

           (vii) except as otherwise disclosed in the Prospectus or the Registration Statement, to the best of such counsel's knowledge (after reasonable investigation), there are no actions, proceedings or investigations pending or threatened before any court, administrative agency or other tribunal (A) asserting the invalidity of the Receivables Purchase Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by such agreement, which if adversely determined would materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, such agreement, or (C) seeking adversely to affect the federal income tax attributes of the Certificates as described in the Prospectus Supplement under the heading "Certain Federal Income Tax Consequences of the Offered Certificates";

      (g) the Representative shall have received an opinion of Alston & Bird LLP, special counsel for the Servicer, and/or such local or corporate counsel to the Servicer, dated the Closing Date, substantially to the effect that:

           (i) the Servicer is a corporation, validly existing and in good standing under the laws of the State of Tennessee, with full power and authority to own its assets and operate its business as described in the Prospectus, and had at all relevant times and now has, the power, authority and legal right to service the Receivables transferred or proposed to be transferred to the Trust as described in the Prospectus;

           (ii) the Servicer has full power and authority to execute and deliver the Series 2001-2 Supplement and the Indemnification Agreement and to consummate the transactions contemplated herein, therein and in the Pooling and Servicing Agreement;

           (iii) the agreements referred to in clause (ii) above have been authorized by all necessary action on the part of the Servicer and have been duly executed and delivered by the Servicer;

           (iv) the Pooling and Servicing Agreement, the Series 2001-2 Supplement and the Indemnification Agreement each constitutes the legal, valid and binding agreement of the Servicer, enforceable against the Servicer in accordance with its terms, subject, as to enforcement, to (A) the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, conservatorship, receivership, or other similar laws of general applicability relating to or affecting creditors' rights generally, (B) the application of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law), and (C) the unenforceability under certain circumstances of provisions indemnifying a party against liability or providing for contribution with respect to such liability where such indemnification or contribution is contrary to public policy;

           (v) no consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required under applicable laws for the consummation of the transactions contemplated herein, the Pooling and Servicing Agreement or the Indemnification Agreement, except such as have been obtained or made and such as may be required under state securities or Blue Sky laws or any foreign securities laws; and

           (vi) the execution and delivery of the Series 2001-2 Supplement and the Indemnification Agreement, the performance by the Servicer of its obligations under the Pooling and Servicing Agreement and the Series 2001-2 Supplement, and the consummation of any of the transactions contemplated by the Pooling and Servicing Agreement, the Series 2001-2 Supplement or the Indemnification Agreement, will not conflict with, result in a breach of or violation of any of the terms of, or constitute a default under, the Charter of Incorporation or By-Laws of the Servicer, each as amended, the terms of any indenture or other agreement or instrument known to such counsel to which the Servicer is a party or by which it or its properties are bound or any rule, order known to such counsel, statute or regulation, of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Servicer; provided, however, that such counsel
                                           --------  -------
           need express no opinion as to state securities or Blue Sky laws or any foreign securities laws;

     (h) the Representative shall have received an opinion or opinions from Alston & Bird LLP, special federal tax counsel to the Transferor, dated the Closing Date, and in form and substance reasonably acceptable to the Representative and its counsel, to the effect that the Certificates are properly characterized as indebtedness for federal income tax purposes and that the Trust is properly characterized as not an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes;

     (i) the Representative shall have received an opinion or opinions from special tax counsel to the Transferor, which may be Alston & Bird LLP, and/or such local counsel to the Transferor, dated the Closing Date, and in form and substance satisfactory to the Representative and its counsel, to the effect that the Certificates are properly characterized as indebtedness for Illinois state income tax purposes, that the Trust is properly characterized as not an association (or publicly traded partnership) taxable as a corporation under the laws of the State of Illinois and that the Trust will not be subject to any income, franchise, excise or other tax under the laws of the State of Illinois;

     (j) the Representative shall have received an opinion or opinions from Alston Bird LLP, special counsel for the Seller and the Transferor, and/or such local counsel to the Transferor dated the Closing Date, in form and substance satisfactory to the Representative and its counsel, with respect to (A) the validity, perfection and priority of the Trust's interest in the Receivables and the proceeds thereof, and the validity, perfection and priority of the Transferor's interest in the Receivables and the proceeds thereof, (B) the enforceability of the transfers by the Seller to the Transferor under the Receivables Purchase Agreement notwithstanding the insolvency of the Seller, (C) the nonconsolidation of the assets and liabilities of the Transferor with assets and liabilities of its parent(s) in the event of the insolvency or bankruptcy of such parent(s), and (D) with respect to other related matters in a form previously approved by the Representative and its counsel; in addition, the Representative shall have received a reliance letter with respect to any opinion that the Transferor is required to deliver to the Rating Agencies that rate the Certificates and the Class C Securities;

     (k) the Representative shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Underwriters, such opinion or opinions, dated the Closing Date, in form and substance satisfactory to the Representative, with respect, the Registration Statement, the Prospectus and other related matters as the Representative may require, and the Transferor shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters;

     (l) the Representative shall have received, with respect to the Transferor, a certificate, dated the Closing Date, of the Treasurer or a Senior Vice President or more senior officer of the Transferor in which such officer shall state that, to his or her knowledge after reasonable investigation, (A) the representations and warranties of the Transferor in this Agreement are true and correct in all material respects on and as of the Closing Date, (B) the Transferor has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, (C) the Registration Statement has become effective, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted, or to the knowledge of such officer, are threatened by the Commission, and (D) subsequent to the date of the Prospectus, there has been no material adverse change in the condition (financial or otherwise) of the Transferor except as set forth in or contemplated in the Registration Statement and the Prospectus or as described in such certificate;

     (m) the Representative shall have received, with respect to Saks Incorporated ("Saks"), a certificate, dated the Closing Date, of the Treasurer or any Senior Vice President or more senior officer of Saks in which such officer, to his or her knowledge after reasonable investigation, shall state that (A) attached thereto is a true and complete copy of the Charter of Incorporation and By-laws of Saks, and all amendments thereto,
     (B) attached thereto is a true and complete copy of the resolutions of its Board of Directors or executive committee thereof authorizing the execution and delivery of the Indemnification Agreement and the transactions contemplated hereby and thereby, and that such resolutions have not been amended, modified, revoked or rescinded and are in full force and effect on the Closing Date, (C) the incumbency and specimen signature of each officer of Saks who executed, or is executing, the Indemnification Agreement or any other document delivered in connection therewith is attached thereto, (D) no material consents, licenses or approvals are required in connection with the execution, delivery and performance by Saks of the Indemnification Agreement, and that the Indemnification Agreement is valid and enforceable, and (E) subsequent to the date of the Prospectus, there has been no material adverse change in the consolidated condition (financial or otherwise) of Saks and its subsidiaries, except as set forth in or contemplated in the Registration Statement and the Prospectus or as described in such certificate;

     (n) the Representative shall have received an opinion of counsel to the Trustee, which may be an opinion of the Trustee's in-house counsel, addressed to the Representative dated the Closing Date, in form and substance satisfactory to the Representative and its counsel, and to the Transferor and the Servicer and their counsel, to the effect that:

           (i) the Trustee has been duly incorporated and is validly existing as a national banking association under the laws of the United States and has the power and authority to enter into the Series 2001-2 Supplement and to perform all actions required of it under the Pooling and Servicing Agreement and the Series 2001-2 Supplement;

           (ii) each of the Pooling and Servicing Agreement and the Series 2001-2 Supplement has been duly authorized, executed and delivered by the Trustee and constitutes a legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, except as such enforceability may be limited by (A) bankruptcy, insolvency, liquidation, reorganization, moratorium, conservatorship, receivership or other similar laws now or hereafter in effect relating to the enforcement of creditors' rights in general, as such laws would apply in the event of a bankruptcy, insolvency, liquidation, reorganization, moratorium, conservatorship, receivership or similar occurrence affecting the Trustee, and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

           (iii) the Certificates have been duly authenticated and delivered by the Trustee;

           (iv) the execution and delivery of the Series 2001-2 Supplement by the Trustee and the performance by the Trustee of the respective terms of the Pooling and Servicing Agreement and the Series 2001-2 Supplement does not conflict with or result in a violation of (A) any law or regulation of the United States of America or the state of Minnesota governing the banking or trust powers of the Trustee, or
           (B) the Articles of Association or By-Laws of the Trustee; and

           (v) no approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the state of Minnesota having jurisdiction over the banking or trust powers of the Trustee is required in connection with the execution and delivery by the Trustee of the Series 2001-2 Supplement or the performance by the Trustee thereunder or under the Pooling and Servicing Agreement.


     The Transferor will furnish to the Representative conformed copies of such opinions, certificates, letters and documents as the Representative reasonably requests.

7.   Indemnification.
     ---------------

     (a) The Transferor will indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act and the respective officers, directors and employees of each such person, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse each Underwriter and each such officer, director, employee or controlling person for any legal or other expenses reasonably incurred by such Underwriter and each such officer, director, employee or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action, subject to the following proviso, as such expenses are incurred; provided, however, that (i) the Transferor will not be liable in any such
     --------  -------
     case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement in or omission or alleged omission made in any such documents in reliance upon and in conformity with written information furnished to the Transferor by an Underwriter specifically for use therein and (ii) such indemnity with respect to any untrue statement or alleged untrue statement or omission or alleged omission in the Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Certificates which are the subject thereof, if such person was not given or sent a copy of the Prospectus including the Prospectus Supplement excluding documents incorporated therein by reference, at or prior to the confirmation of the sale of such Certificates to such person in any case where such delivery is required by the Act and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in the Preliminary Prospectus and forming the basis for the related cause of action was corrected in the Prospectus or the Prospectus Supplement. This indemnity agreement will be in addition to any liability which the Transferor may otherwise have.

     (b) Each Underwriter severally, and not jointly, will indemnify and hold harmless the Transferor, each of its directors, each of its officers who have signed the Registration Statement and each person, if any, who controls the Transferor within the meaning of the Act or the Exchange Act and the respective officers, directors and employees of each such person against any losses, claims, damages or liabilities to which the Transferor or any such director, officer or controlling person may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Transferor by such Underwriter specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Transferor or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred. This indemnity agreement will be in addition to any liability that such Underwriter may otherwise have.

     (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party of the commencement thereof; but the omission and/or delay so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than in this Section unless such omission caused actual prejudice to the party not notified; in case any such action is brought against any indemnified party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may elect by written notice jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with defense thereof other than reasonable costs of investigation. If the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to local counsel, if any) for all such indemnified parties. No indemnifying party may avoid its duty to indemnify under this Section 7 if such indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of any judgement in, any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on all claims that are the subject matter of such action. An indemnifying party shall not be liable for any settlement of any claim effected without its written consent.

     (d) If recovery is not available under the foregoing indemnification provisions of this Section for any reason other than as specified therein, the parties entitled to indemnification by the terms thereof shall be entitled to contribution to liabilities and expenses, except to the extent that contribution is not permitted under Section 11(f) of the Act. In determining the amount of contribution to which the respective parties are entitled, there shall be considered (i) the relative benefit received by the Transferor on the one hand and the Underwriters on the other hand from the offering of the Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, the relative benefits referred to in clause (i) above but also the relative fault of the Transferor on the one hand and the Underwriters on the other hand in connection with the statement or omission that resulted in such liabilities and expenses as well as any other relevant equitable considerations. The relative benefits received by the Transferor on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds of the offering of the Certificates (before deducting expenses) received by the Transferor bear to the total underwriting discounts and commissions received by the Underwriters in connection with the offering of the Certificates. The relative fault of the parties shall be determined by reference to, among other things, the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate under the circumstances. The Transferor and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose). Notwithstanding the provisions of this
     Section 7, no Underwriter shall be required to contribute any amount in excess of the underwriting discount received by it.

8.   Default of Underwriters.  If any Underwriter or Underwriters participating
     -----------------------
in an offering of Certificates default in their obligations to purchase Certificates hereunder and the aggregate principal amount of such Certificates which such defaulting Underwriter or Underwriters agreed, but failed, to purchase does not exceed 10% of the total principal amount of the Certificates, the Representative may make arrangements satisfactory to the Transferor for the purchase of such Certificates by other persons, including any of the Underwriters participating in such offering, but if no such arrangements are made within a period of 36 hours after the Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective total commitments hereunder, to purchase the Certificates which such defaulting Underwriters agreed but failed to purchase. If any Underwriter or Underwriters so default and the aggregate principal amount of Certificates with respect to which such default or defaults occur is more than 10% of the total principal amount of the Certificates and arrangements satisfactory to the Representative and the Transferor for the purchase of such Certificates by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Transferor, except as provided in Section 10. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

9.   Termination of the Obligations of the Underwriters.  The obligations of the
     --------------------------------------------------
Underwriters to purchase the Certificates on the Closing Date shall be terminable by the Underwriters by written notice delivered to the Transferor if at any time on or prior to the Closing Date (i) trading in securities generally on the New York Stock Exchange shall have been suspended or materially limited, or there shall have been any setting of minimum prices for trading on such exchange of the securities of Saks or any suspension of trading of the securities of Saks on any exchange or in the over-the-counter market, (ii) a general moratorium on commercial banking activities shall have been declared by any applicable Federal or State authorities, (iii) there shall have occurred any material outbreak or escalation of hostilities or other calamity or crisis, the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Representative, as representative of the Underwriters, impracticable to market the

Certificates on the terms and in the manner contemplated in the Prospectus, (iv) the rating of another Series or Class, or a class of securities shall have been reduced or withdrawn, which reduction or withdrawal, in the judgment of the Representative, makes it impracticable to market the Certificates on the terms and in the manner contemplated in the Prospectus, (v) any public announcement that any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act) has under surveillance or review its rating of the debt securities of either the Transferor or the Servicer (other than an announcement with positive implications of a possible upgrading and no implication of a possible downgrading or such rating), or (vi) any change or any development involving a prospective change, materially and adversely affecting (A) the Trust Property taken as whole or (B) the business or properties of the Transferor or Saks which, in the reasonable judgment of the Representative, as representative of the Underwriters, in the case of either (A) or (B), makes it impracticable to market the Certificates on the terms and in the manner contemplated in the Prospectus. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party.

10.  Survival of Certain Representations and Obligations.  The respective
     ---------------------------------------------------
indemnities, agreements, representations, warranties and other statements by the Transferor or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Underwriters, the Transferor or any of their respective officers or directors or any controlling person, and will survive delivery of and payment for the Certificates.

     If this Agreement is terminated pursuant to Sections 8 or 9 or if for any reason the purchase of the Certificates by the Underwriters is not consummated, the Transferor shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5(f), and the obligations of the Transferor and the Underwriters pursuant to Section 7 shall remain in effect.

11.  Representation of the Underwriters. Each underwriter represents and
     ----------------------------------
warrants that:

     (x) it has not offered or sold, and will not offer or sell, any notes to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which do not constitute an offer to the public in the United

          Kingdom for the purposes of the Public Offers of Securities Regulations 1995,

     (y) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the notes in, from or otherwise involving the United Kingdom, and

     (z) it has only issued or passed on, and will only issue or pass on, in the United Kingdom any document received by it in connection with the issue or sale of notes to a person who is of a kind described in
          Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 (as amended) or is a person to whom the document may otherwise lawfully be issued or passed on.

12.  Notices.  All communications hereunder will be in writing and, if sent to
     -------
an Underwriter, will be mailed, delivered or telecopied to Banc of America Securities LLC, Bank of America Corporate Center, 100 North Tryon Street, Charlotte, North Carolina 28255-0001, Attention: Luis O. Araneda, facsimile number 704-386-2731, or to such other address as the Representative may designate in writing to the Transferor, or if sent to the Transferor, will be mailed, delivered or telecopied to Saks Credit Corporation, 140 Industrial Drive, Elmhurst, Illinois 60126, Attention: Scott A. Honnold, facsimile number
(630) 516-8031, or to such other address specified in the applicable Terms Agreement; provided, however, that any notice to an Underwriter pursuant to
           --------  -------
Section 7 will be mailed, delivered or telecopied to such Underwriter at the address furnished by such Underwriter.

13.  Successors.  This Agreement will inure to the benefit of and be binding
     ----------
upon parties hereto and their respective successors and the officers, directors and controlling persons referred to in Section 7 hereof, and their successors and assigns, and no other person will have any right or obligation hereunder.

14.  Severability of Provisions.  Any covenant, provision, agreement or term of
     --------------------------
this Agreement that is prohibited or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

15.  Counterparts. This Agreement may be executed in counterparts, each of
     ------------
which shall constitute an original, but all of which shall together constitute one instrument.

16.  Applicable Law.  THIS AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED IN
     --------------
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     If the foregoing is in accordance with your understanding of this agreement, please sign and return to us a counterpart hereof, whereupon it will become a binding agreement among the Transferor and the several Underwriters in accordance with its terms. Alternatively, the execution of this Agreement by the Transferor and its acceptance by or on behalf of the Underwriters may be evidenced by an exchange of telecopied or other written communications.

                                  Very truly yours,

                                  SAKS CREDIT CORPORATION,
                                  as Transferor



                                  By /s/ Scott A. Honnold
                                     -------------------------------------
                                     Name:  Scott A. Honnold
                                     Title: Vice President and Treasurer



The foregoing Agreement is
hereby confirmed and accepted
as of the date first above
written.


BANC OF AMERICA SECURITIES LLC
as Representative of the
Several Underwriters



By /s/ Luis O. Araneda
   ------------------------
   Name:  Luis O. Araneda
   Title: Managing Director

                                  Schedule I
                                  ----------


                                                      Principal Amount of
                                                      Class A Certificates
                                                      --------------------

Banc of America Securities LLC.....................       $234,000,000
Banc One Capital Markets, Inc......................         33,000,000
J.P. Morgan Securities Inc.........................         33,000,000
Salomon Smith Barney Inc...........................         33,000,000
                                                          ------------
Total..............................................       $333,000,000



                                                      Principal Amount of
                                                      Class B Certificates
                                                      --------------------

Banc of America Securities LLC.....................       $ 36,000,000
                                                          ------------
Total..............................................       $ 36,000,000